UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2013

SANBORN RESOURCES LTD.

(Exact name of Registrant as specified in its charter)

Delaware	333-177209	45-2400399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive Suite 800 - West Tower West Palm Beach, FL 33401
(Address of principal executive offices, including zip code)

(561) 515-6161
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01              Changes in Registrant’s Certifying Accountant

(a)

Effective October 17, 2013, the board of directors of Sanborn Resources Ltd., a Delaware corporation (“Corporation”) dismissed Weinberg & Baer, LLC (“Weinberg”), the Corporation’s independent registered public accounting firm, and engaged L.L. Bradford, LLC (“Bradford”), through a binding engagement letter dated October 21, 2013, to assume the role of our new independent registered public accounting firm.

Weinberg's reports on the Corporation's consolidated financial statements as of and for the fiscal years ended December 31, 2012 and December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except as to a going concern qualification.

During the fiscal years ended December 31, 2012, and December 31, 2011, and the subsequent interim period through the date of the filing of this Form 8-K, there were (i) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Corporation and Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Weinberg's satisfaction, would have caused Weinberg to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period.

The Corporation provided Weinberg with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”). The Corporation requested that Weinberg furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Weinberg's letter dated October 21, 2013 is attached as Exhibit 16.1 hereto.

(b)

During the fiscal years ended December 31, 2012, and December 31, 2011, and the subsequent interim period through the date of the filing of this Form 8-K, neither the Corporation nor anyone on its behalf has consulted with Bradford regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation's financial statements and neither a written report nor oral advice was provided to the Corporation that Bradford concluded was an important factor considered by the Corporation in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description
16.1	Letter to the United States Securities and Exchange commission dated October 21, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Kristian Andresen
Kristian Andresen, Chief Executive Officer

Dated: October 23, 2013